Lazard Funds                                               April 29, 2022
Summary Prospectus

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), both dated April 29, 2022 (as revised or supplemented), are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at https://www.lazardassetmanagement.com/us/en_us/funds/list/mutual-funds/42. You can also get this information at no cost by calling (800) 823-6300 or by sending an e-mail request to Contact.US@Lazard.com.

Lazard Equity Franchise Portfolio	Institutional Shares	Open Shares	R6 Shares
	LZFIX	LZFOX	RLZFX

Investment Objective

The Portfolio seeks total return consisting of appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.80%	.80%	.80%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	.18%	3.40%	.18%	[1]
Acquired Fund Fees and Expenses	.01%	.01%	.01%
Total Annual Portfolio Operating Expenses	.99%	4.46%	.99%
Fee Waiver and/or Expense Reimbursement[2]	.03%	3.25%	.08%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	.96%	1.21%	.91%

1 Based on estimated amounts for the current fiscal year, using amounts for Institutional Shares from the last fiscal year.

2 Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until April 29, 2023, to the extent Total Annual Portfolio Operating Expenses exceed .95%, 1.20% and .90% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds,” fees and expenses related to filing foreign tax reclaims and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

3 Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement are .95%, 1.20% and .90%, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation agreement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$ 98	$ 311	$ 542	$ 1,205
Open Shares	$ 123	$ 1,053	$ 1,993	$ 4,389
R6 Shares	$ 92	$ 306	$ 537	$ 1,201

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of US and non-US companies, including those in emerging markets. The Portfolio normally invests in equity securities listed on a national or other recognized securities exchange of companies that the Investment Manager considers to have an “economic franchise,” meaning companies that have historically shown an ability to generate unleveraged returns, at or above their cost of capital, for long periods of time. The Investment Manager considers that strong business franchises are often able to accomplish this performance and status because of competitive advantages such as an established or recognized brand, proprietary intellectual property or other intangible assets or industry economics such as relatively high customer switching costs. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. The Portfolio may invest in the equity securities of any size company.

The Investment Manager may seek to hedge some or all foreign currency exposure in the Portfolio against movements relative to the US dollar by entering into foreign currency forward contracts, but the Investment Manager may determine not to hedge some or all of the Portfolio’s foreign currency exposure from time-to-time or at any time.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other

Summary Prospectus

businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long the effects of such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact the Portfolio and its investments.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Franchise Companies Risk. Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, government regulation and economic conditions may adversely affect franchise companies individually or across an industry and may negatively impact the Portfolio to a greater extent than if the Portfolio’s assets were invested more broadly in a number of types of companies.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates.

Forward Currency Contracts and Currency Hedging Risk. Forward currency contracts, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since forward currency contracts, like most derivative instruments, have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts are subject to the risks of the creditworthiness of and default by the counterparty and consequently may lose all of a portion of their value due solely to the creditworthiness of or default by the counterparty. Forward currency contracts also may be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the value of such contracts. Forward currency contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currencies. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Forward currency contracts incur costs, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of forward currency contracts, whether for hedging or for other

Summary Prospectus

investment purposes, is subject to the Investment Manager’s ability to accurately predict movements in currency exchange rates and, for hedging transactions, there may be imperfect correlations between movements in exchange rates that could cause the Portfolio to incur significant losses. Use of forward currency contracts, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Growth Investing Risk. Growth investments are believed by the Investment Manager to have the potential for growth, but may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such securities may be more volatile than other securities because they can be more sensitive to investor perceptions of the issuing company’s growth potential. These securities may respond differently to market and other developments than other types of securities.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Sector Risk.  Implementation of the Portfolio’s investment strategy may, during certain periods, result in the investment of a significant portion of the Portfolio’s assets in a particular market sector, such as companies in the health care sector, and the Portfolio would be expected to be affected by developments in that sector.  Companies in the health care sector can be significantly affected by the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-Diversification Risk. The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Equity Franchise Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Summary Prospectus

Calendar Years ended December 31

Best Quarter:
2020, Q4	21.99%

Worst Quarter:
2020, Q1	-33.33%

Average Annual Total Returns
(for the periods ended December 31, 2021)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2021) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Life of Portfolio
Institutional Shares:	9/29/2017
Returns Before Taxes		22.76%	9.90%
Returns After Taxes on Distributions		17.31%	7.27%
Returns After Taxes on Distributions and Sale of Portfolio Shares		14.81%	6.82%
Open Shares (Returns Before Taxes)	9/29/2017	22.36%	9.61%
R6 Shares (Returns Before Taxes)		22.76%	9.90%
MSCI World Index		21.82%	13.86%
(reflects no deduction for fees, expenses or taxes)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Bertrand Cliquet, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since September 2017.

Matthew Landy, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since September 2017.

Summary Prospectus

John Mulquiney, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since September 2017.

Warryn Robertson, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since September 2017.

Purchase and Sale of Portfolio Shares

The initial investment minimums are:

Institutional Shares*†	$10,000
Open Shares*	$2,500
R6 Shares†	$1,000,000

* Unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $10,000 for Institutional Shares or $2,500 for Open Shares.

† There is no minimum investment amount for Board members and other individuals considered to be affiliates of the Fund or the Investment Manager and their family members, discretionary accounts with the Investment Manager, affiliated and non-affiliated registered investment companies and, for R6 Shares only, certain types of employee benefit plans.

The subsequent investment minimum is $50 for Institutional Shares and Open Shares. There is no subsequent investment minimum for R6 Shares.

Open Shares investors investing directly with a Portfolio who meet the Institutional Shares minimum may request that their Open Shares be converted to Institutional Shares. Investors investing through a securities dealer or other institution should consult that firm regarding share class availability and applicable minimums.

Portfolio shares are redeemable through the Fund’s transfer agent, DST Asset Manager Solutions, Inc., on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

Tax Information

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares.

Financial Intermediary Compensation (Open and Institutional Shares only)
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com